                                                                    EXHIBIT 99.3

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                      Banc of America Securities
Asset-Backed Certificates, Series 2002-WF2                     [Graphic Omitted]
$267,119,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 DESCRIPTION OF THE TOTAL COLLATERAL
--------------------------------------------------------------------------------

Summary                                                                       Total               Minimum                  Maximum
                                                                              -----               -------                  -------
-----------------------------------------------------------------------------------------------------------------------------------
Statistical Cut-Off Date Mortgage Loan Principal Balance            $268,462,204.72            $10,690.35              $584,317.81
Number of Loans                                                               2,108
Average Original Loan Balance                                           $127,713.15
Average Statistical Cut-Off Date Loan Balance                           $127,353.99
Weighted Average Original LTV                                                78.29%                12.83%                   95.00%
Weighted Average Gross Coupon                                                8.981%                5.750%                  14.000%
Weighted Average Remaining Term to Maturity (months)                            338                   175                      358
Weighted Average FICO Score                                                     615                   441                      837
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Percent of Statistical
                                                                                                           Cut-Off Date
                                                       Range                                            Principal Balance
                                                       -----                                            -----------------
         Product Type                                  Fixed Rate                                             23.22%
                                                       Adjustable Rate                                        76.78%

         Amortization Type                             Fully Amortizing Mortgage Loans                        92.68%
                                                       Balloon Mortgage Loans                                  7.32%

         Lien Position                                 First                                                 100.00%
                                                       Second                                                  0.00%

         Occupancy Status                              Owner-Occupied                                         97.35%
                                                       Non Owner-Occupied                                      1.88%
                                                       Second Home                                             0.76%

         Property Type                                 Single Family                                          89.42%
                                                       Condominium                                             3.94%
                                                       Two- to Four-Family                                     3.83%
                                                       Planned Unit Development                                2.34%
                                                       Manufactured Housing                                    0.47%

         Borrower Paid Mortgage Insurance                                                                     37.94%

         Geographic Distribution                       California                                             23.71%
                                                       Colorado                                                5.41%
                                                       Minnesota                                               5.21%
                                                       Texas                                                   4.50%
                                                       Florida                                                 4.31%
                                                       All Other States                                       56.86%

         Number of States (including DC)               50

         Largest Zip Code Concentration                95758                                                   0.50%

         Loans with Prepayment Penalties                                                                      94.10%
-----------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                      Banc of America Securities
Asset-Backed Certificates, Series 2002-WF2                     [Graphic Omitted]
$267,119,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 DESCRIPTION OF THE TOTAL COLLATERAL
--------------------------------------------------------------------------------

                        Original Loan-to-Value Ratios (1)

-----------------------------------------------------------------------------------------------------------------------------------
                         Number                         Percent                                        W.A.         W.A.
                           of        Aggregate         of Loans         W.A.       W.A.     W.A.     Original     Remaining    W.A.
  Range of Original     Mortgage     Principal        by Principal     Gross      FICO    Original   Term to       Term to     Loan
Loan-to-Value Ratios      Loans       Balance           Balance        Coupon     Score     LTV      Maturity     Maturity     Age
-----------------------------------------------------------------------------------------------------------------------------------
10.01%  - 15.00%            1      $     38,225.31        0.01%       10.250%      558     12.83%      180           177         3
15.01%  - 20.00%            5           190,965.22        0.07         8.324       595     19.12       238           234         4
20.01%  - 25.00%            4           275,550.02        0.10         8.980       624     23.92       340           336         4
25.01%  - 30.00%            9         1,714,032.50        0.64         7.167       673     26.62       294           290         4
30.01%  - 35.00%            9           924,682.94        0.34         8.077       636     33.20       316           313         3
35.01%  - 40.00%           15         1,227,584.78        0.46         8.373       637     38.19       299           295         4
40.01%  - 45.00%           25         2,377,993.27        0.89         8.163       634     42.66       331           327         4
45.01%  - 50.00%           35         3,708,141.11        1.38         8.795       624     47.51       337           333         4
50.01%  - 55.00%           33         4,061,465.67        1.51         8.041       638     52.88       308           304         4
55.01%  - 60.00%           61         6,466,966.68        2.41         8.450       609     57.63       333           329         4
60.01%  - 65.00%          128        16,591,996.91        6.18         8.464       617     63.32       329           326         3
65.01%  - 70.00%          175        19,314,111.93        7.19         8.862       610     68.91       342           338         4
70.01%  - 75.00%          247        30,813,331.02       11.48         8.766       611     74.10       336           332         4
75.01%  - 80.00%          539        78,369,837.92       29.19         8.477       637     79.64       339           335         4
80.01%  - 85.00%          319        38,139,014.03       14.21         9.727       584     84.71       347           343         4
85.01%  - 90.00%          334        42,768,039.17       15.93         9.591       601     89.83       354           350         4
90.01%  - 95.00%          169        21,480,266.24        8.00         9.774       617     94.95       359           355         4
-----------------------------------------------------------------------------------------------------------------------------------
            TOTAL       2,108      $268,462,204.72      100.00%
-----------------------------------------------------------------------------------------------------------------------------------

(1) As of the Statistical Cut-Off Date, the weighted average Original Loan-to-Value Ratio of the mortgage loans is approximately 78.29%.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                      Banc of America Securities
Asset-Backed Certificates, Series 2002-WF2                     [Graphic Omitted]
$267,119,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 DESCRIPTION OF THE TOTAL COLLATERAL
--------------------------------------------------------------------------------

          Statistical Cut-Off Date Mortgage Loan Principal Balance (1)

-----------------------------------------------------------------------------------------------------------------------------------
                         Number                         Percent                                        W.A.         W.A.
                          of         Aggregate         of Loans         W.A.       W.A.     W.A.     Original     Remaining    W.A.
Range of Statistical    Mortgage     Principal        by Principal     Gross      FICO    Original   Term to       Term to     Loan
Cut-Off Date Balances    Loans       Balance           Balance         Coupon     Score     LTV      Maturity     Maturity     Age
-----------------------------------------------------------------------------------------------------------------------------------
      $1 -   $25,000       32      $    670,730.09        0.25%       10.267%      592     64.52%      284           280         4
 $25,001 -   $50,000      270        10,830,307.93        4.03        10.120       586     73.17       323           319         4
 $50,001 -   $75,000      348        21,734,414.13        8.10         9.818       593     78.39       338           334         4
 $75,001 -  $100,000      334        29,093,339.64       10.84         9.484       598     77.02       347           343         4
$100,001 -  $125,000      243        27,362,722.27       10.19         9.337       605     80.75       349           345         4
$125,001 -  $150,000      223        30,749,113.00       11.45         9.189       609     78.13       344           340         4
$150,001 -  $175,000      176        28,590,749.06       10.65         8.948       612     79.08       347           343         4
$175,001 -  $200,000      130        24,313,103.86        9.06         8.711       618     79.85       341           337         4
$200,001 -  $225,000      105        22,417,705.36        8.35         8.646       625     80.14       348           344         4
$225,001 -  $250,000       71        16,814,421.84        6.26         8.563       623     79.83       342           339         3
$250,001 -  $275,000       51        13,396,106.61        4.99         8.493       626     80.21       342           338         4
$275,001 -  $300,000       35        10,032,601.21        3.74         8.943       601     77.92       350           346         4
$300,001 -  $325,000       30         9,355,411.37        3.48         8.202       660     79.22       336           332         4
$325,001 -  $350,000       18         6,118,219.51        2.28         7.806       668     73.46       321           317         4
$350,001 -  $375,000       12         4,337,208.42        1.62         7.980       645     78.80       315           311         4
$375,001 -  $400,000       15         5,891,012.38        2.19         7.684       660     68.60       336           332         4
$400,001 -  $425,000        4         1,669,769.50        0.62         7.842       715     77.15       360           357         3
$425,001 -  $450,000        7         3,068,002.95        1.14         8.242       633     77.53       334           329         5
$450,001 -  $475,000        2           905,914.21        0.34         7.944       665     74.84       360           357         3
$525,001 -  $550,000        1           527,033.57        0.20         8.500       662     80.00       360           357         3
$575,001 -  $600,000        1           584,317.81        0.22         6.500       710     25.36       180           175         5
-----------------------------------------------------------------------------------------------------------------------------------
                TOTAL   2,108      $268,462,204.72      100.00%
-----------------------------------------------------------------------------------------------------------------------------------

(1) As of the Statistical Cut-Off Date, the average Statistical Cut-Off Date Mortgage Loan Principal Balance of the mortgage loans is approximately $127,354.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                      Banc of America Securities
Asset-Backed Certificates, Series 2002-WF2                     [Graphic Omitted]
$267,119,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 DESCRIPTION OF THE TOTAL COLLATERAL
--------------------------------------------------------------------------------

                               Mortgage Rates (1)

-----------------------------------------------------------------------------------------------------------------------------------
                         Number                         Percent                                        W.A.         W.A.
                          of         Aggregate         of Loans         W.A.       W.A.     W.A.     Original     Remaining    W.A.
       Range of         Mortgage     Principal        by Principal     Gross      FICO    Original   Term to       Term to     Loan
Mortgage Interest Rates  Loans       Balance           Balance         Coupon     Score     LTV      Maturity     Maturity     Age
-----------------------------------------------------------------------------------------------------------------------------------
 5.501%  -   6.000%         2      $    319,874.88         0.12%        5.867%     779     48.22%      264           260         4
 6.001%  -   6.500%        25         7,024,205.83         2.62         6.409      732     59.12       271           267         4
 6.501%  -   7.000%        52        10,615,275.46         3.95         6.826      685     68.24       318           314         4
 7.001%  -   7.500%       116        19,967,760.41         7.44         7.307      673     73.60       325           321         4
 7.501%  -   8.000%       236        38,313,211.49        14.27         7.798      645     76.07       330           327         3
 8.001%  -   8.500%       253        34,333,376.82        12.79         8.322      637     76.50       347           343         4
 8.501%  -   9.000%       336        44,706,309.01        16.65         8.812      610     79.24       345           341         4
 9.001%  -   9.500%       246        29,018,070.68        10.81         9.315      595     80.30       348           344         4
 9.501%  -  10.000%       244        29,825,316.59        11.11         9.797      588     84.79       354           350         4
10.001%  -  10.500%       168        16,000,899.70         5.96        10.311      580     84.79       357           354         3
10.501%  -  11.000%       140        14,007,842.15         5.22        10.791      564     83.11       358           354         4
11.001%  -  11.500%        95         8,552,054.84         3.19        11.306      554     80.23       355           351         4
11.501%  -  12.000%        85         7,330,145.00         2.73        11.765      537     78.58       355           351         4
12.001%  -  12.500%        66         5,691,448.02         2.12        12.294      542     77.98       346           343         3
12.501%  -  13.000%        31         1,990,541.79         0.74        12.786      527     80.54       351           347         4
13.001%  -  13.500%        10           638,864.01         0.24        13.317      545     82.92       340           335         5
13.501%  -  14.000%         3           127,008.04         0.05        13.741      560     79.15       360           356         4
-----------------------------------------------------------------------------------------------------------------------------------
               TOTAL    2,108      $268,462,204.72       100.00%
-----------------------------------------------------------------------------------------------------------------------------------

(1) As of the Statistical Cut-Off Date, the weighted average Mortgage Rate of the mortgage loans is approximately 8.981%.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                      Banc of America Securities
Asset-Backed Certificates, Series 2002-WF2                     [Graphic Omitted]
$267,119,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 DESCRIPTION OF THE TOTAL COLLATERAL
--------------------------------------------------------------------------------

                                Occupancy Status

-----------------------------------------------------------------------------------------------------------------------------------
                         Number                         Percent                                        W.A.         W.A.
                          of         Aggregate         of Loans         W.A.       W.A.     W.A.     Original     Remaining    W.A.
                        Mortgage     Principal        by Principal     Gross      FICO    Original   Term to       Term to     Loan
Occupancy Status         Loans        Balance           Balance        Coupon     Score     LTV      Maturity     Maturity     Age
-----------------------------------------------------------------------------------------------------------------------------------
Owner-Occupied          2,031      $261,358,024.32        97.35%        8.981%     614      78.51%     342           338         4
Non Owner-Occupied         59         5,050,619.33         1.88         8.955      649      68.69      331           327         4
Second Home                18         2,053,561.07         0.76         9.012      622      73.63      333           330         3
-----------------------------------------------------------------------------------------------------------------------------------
              TOTAL     2,108      $268,462,204.72       100.00%
-----------------------------------------------------------------------------------------------------------------------------------


                            Purpose of Mortgage Loans

-----------------------------------------------------------------------------------------------------------------------------------
                         Number                         Percent                                        W.A.         W.A.
                          of         Aggregate         of Loans         W.A.       W.A.     W.A.     Original     Remaining    W.A.
                        Mortgage     Principal        by Principal     Gross      FICO    Original   Term to       Term to     Loan
Loan Purpose             Loans        Balance           Balance        Coupon     Score     LTV      Maturity     Maturity     Age
-----------------------------------------------------------------------------------------------------------------------------------
Equity-out Refinance    1,092      $133,768,781.42        49.83%        8.997%     603      75.31%     336           332         4
Purchase                  824       107,478,127.89        40.03         9.039      628      82.88      351           348         3
Rate/Term Refinance       192        27,215,295.41        10.14         8.667      626      74.78      334           330         4
-----------------------------------------------------------------------------------------------------------------------------------
              TOTAL     2,108      $268,462,204.72       100.00%
-----------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                      Banc of America Securities
Asset-Backed Certificates, Series 2002-WF2                     [Graphic Omitted]
$267,119,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 DESCRIPTION OF THE TOTAL COLLATERAL
--------------------------------------------------------------------------------

                                 Property Types

-----------------------------------------------------------------------------------------------------------------------------------
                         Number                         Percent                                        W.A.         W.A.
                          of         Aggregate         of Loans         W.A.       W.A.     W.A.     Original     Remaining    W.A.
                        Mortgage     Principal        by Principal     Gross      FICO    Original   Term to       Term to     Loan
Property Types           Loans        Balance           Balance        Coupon     Score     LTV      Maturity     Maturity     Age
-----------------------------------------------------------------------------------------------------------------------------------
Single Family           1,878      $240,069,193.06        89.42%        8.983%     615      78.35%     342           338         4
Condominium                88        10,574,615.58         3.94         9.028      616      78.91      342           339         3
Two- to Four-Family        82        10,275,781.36         3.83         8.889      629      76.54      339           335         4
Planned Unit Development   40         6,276,998.43         2.34         8.895      608      79.43      346           343         3
Manufactured Housing       20         1,265,616.29         0.47         9.227      593      69.85      335           331         4
-----------------------------------------------------------------------------------------------------------------------------------
               TOTAL    2,108      $268,462,204.72       100.00%
-----------------------------------------------------------------------------------------------------------------------------------


                               Loan Documentation

-----------------------------------------------------------------------------------------------------------------------------------
                         Number                         Percent                                        W.A.         W.A.
                          of         Aggregate         of Loans         W.A.       W.A.     W.A.     Original     Remaining    W.A.
                        Mortgage     Principal        by Principal     Gross      FICO    Original   Term to       Term to     Loan
Loan Documentation       Loans        Balance           Balance        Coupon     Score     LTV      Maturity     Maturity     Age
-----------------------------------------------------------------------------------------------------------------------------------
Full Documentation      1,651      $200,794,707.12        74.79%        9.119%     607      79.90%     344           340         4
Stated Asset - Stated
  Income                  298        42,044,693.10        15.66         8.677      639      71.91      342           338         4
Lite Documentation
  (24 Months Income
  Verified)               115        20,115,913.32         7.49         8.215      645      77.65      321           317         4
Lite Documentation
  (6 Months Income
  Verified)                44         5,506,891.18         2.05         9.051      614      70.62      331           328         3
-----------------------------------------------------------------------------------------------------------------------------------
              TOTAL     2,108      $268,462,204.72       100.00%
-----------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                      Banc of America Securities
Asset-Backed Certificates, Series 2002-WF2                     [Graphic Omitted]
$267,119,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 DESCRIPTION OF THE TOTAL COLLATERAL
--------------------------------------------------------------------------------

                                 FICO Scores (1)

-----------------------------------------------------------------------------------------------------------------------------------
                         Number                         Percent                                        W.A.         W.A.
                          of         Aggregate         of Loans         W.A.       W.A.     W.A.     Original     Remaining    W.A.
  Range of              Mortgage     Principal        by Principal     Gross      FICO    Original   Term to       Term to     Loan
FICO Scores              Loans        Balance           Balance        Coupon     Score     LTV      Maturity     Maturity     Age
-----------------------------------------------------------------------------------------------------------------------------------
825 - 849                   2      $    456,775.92         0.17%        7.597%     837      64.15%     360           356         4
800 - 824                   2           472,638.10         0.18         6.871      812      59.88      217           213         4
775 - 799                  15         3,088,660.30         1.15         7.061      785      66.42      334           330         4
750 - 774                  38         6,769,702.47         2.52         7.366      762      72.14      315           311         4
725 - 749                  44         8,322,216.05         3.10         7.482      738      76.30      317           313         4
700 - 724                  57         9,081,029.03         3.38         7.754      711      72.00      330           326         4
675 - 699                 127        19,159,966.08         7.14         7.955      686      77.28      339           336         3
650 - 674                 198        29,271,596.06        10.90         8.198      661      78.51      324           320         4
625 - 649                 241        32,182,794.21        11.99         8.623      636      79.98      344           340         4
600 - 624                 337        41,661,498.15        15.52         8.863      612      80.70      339           336         3
575 - 599                 334        39,402,032.80        14.68         9.323      587      79.47      349           345         4
550 - 574                 288        32,653,724.58        12.16         9.710      562      79.05      353           349         4
525 - 549                 246        28,745,875.95        10.71        10.118      539      77.81      354           350         4
500 - 524                 130        12,759,450.50         4.75        10.737      514      76.44      354           350         4
475 - 499                  38         3,699,282.07         1.38        10.842      493      76.24      350           346         4
450 - 474                   7           453,112.85         0.17        11.345      469      76.31      360           356         4
425 - 449                   2           213,341.92         0.08        11.451      441      76.50      318           314         4
Not Available               2            68,507.68         0.03        11.637        0      69.68      360           356         4
-----------------------------------------------------------------------------------------------------------------------------------
              TOTAL     2,108      $268,462,204.72       100.00%
-----------------------------------------------------------------------------------------------------------------------------------

(1) As of the Statistical Cut-Off Date, the weighted average FICO Score of the mortgage loans is approximately 615.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                      Banc of America Securities
Asset-Backed Certificates, Series 2002-WF2                     [Graphic Omitted]
$267,119,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 DESCRIPTION OF THE TOTAL COLLATERAL
--------------------------------------------------------------------------------

                                  Credit Grade

-----------------------------------------------------------------------------------------------------------------------------------
                         Number                         Percent                                        W.A.         W.A.
                          of         Aggregate         of Loans         W.A.       W.A.     W.A.     Original     Remaining    W.A.
                        Mortgage     Principal        by Principal     Gross      FICO    Original   Term to       Term to     Loan
Credit Grade             Loans        Balance           Balance        Coupon     Score     LTV      Maturity     Maturity     Age
-----------------------------------------------------------------------------------------------------------------------------------
Y9                        355      $ 58,801,817.39        21.90%        7.659%     700      75.12%     324           321         3
Y8                        186        27,458,595.80        10.23         8.211      642      79.57      327           323         4
Y7                        228        31,713,106.93        11.81         8.512      621      80.56      340           336         4
Y6                        251        31,895,817.59        11.88         8.954      607      80.94      349           345         4
Y5                        231        28,912,286.57        10.77         9.209      584      81.84      346           342         4
Y4                        413        46,575,184.52        17.35         9.479      579      79.20      355           351         4
Y3                        175        18,876,148.29         7.03        10.033      549      75.78      354           350         4
Y2                        213        19,532,700.18         7.28        11.612      543      74.08      356           353         3
Y1                         54         4,293,374.03         1.60        12.009      519      72.63      346           342         4
F1                          2           403,173.42         0.15        10.101      552      85.35      360           355         5
-----------------------------------------------------------------------------------------------------------------------------------
        TOTAL           2,108      $268,462,204.72       100.00%
-----------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                      Banc of America Securities
Asset-Backed Certificates, Series 2002-WF2                     [Graphic Omitted]
$267,119,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 DESCRIPTION OF THE TOTAL COLLATERAL
--------------------------------------------------------------------------------

                           Prepayment Penalty Term (1)

-----------------------------------------------------------------------------------------------------------------------------------
                         Number                         Percent                                        W.A.         W.A.
                          of         Aggregate         of Loans         W.A.       W.A.     W.A.     Original     Remaining    W.A.
                        Mortgage     Principal        by Principal     Gross      FICO    Original   Term to       Term to     Loan
Property Types           Loans        Balance           Balance        Coupon     Score     LTV      Maturity     Maturity     Age
-----------------------------------------------------------------------------------------------------------------------------------
No Prepayment Penalty     119      $ 15,843,876.61         5.90%        9.243%     609      76.56%     347           343         4
12 Months Prepayment
   Penalty                 13         2,522,017.59         0.94         8.383      630      74.43      319           315         4
24 Months Prepayment
   Penalty              1,171       151,498,462.64        56.43         9.274      604      80.50      359           355         4
36 Months Prepayment
   Penalty                491        58,120,763.03        21.65         8.860      620      77.16      333           329         4
60 Months Prepayment
   Penalty                314        40,477,084.85        15.08         7.989      652      72.53      289           285         4
-----------------------------------------------------------------------------------------------------------------------------------
              TOTAL     2,108      $268,462,204.72       100.00%
-----------------------------------------------------------------------------------------------------------------------------------

(1) As of the Statistical Cut-Off Date, the weighted average Prepayment Penalty Term of the mortgage loans is approximately 31 months. The majority of the mortgage loans with prepayment penalties charge 6 months of interest on the prepaid balance greater than 20% of the original loan balance over a rolling 12-month period.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                      Banc of America Securities
Asset-Backed Certificates, Series 2002-WF2                     [Graphic Omitted]
$267,119,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 DESCRIPTION OF THE TOTAL COLLATERAL
--------------------------------------------------------------------------------

                 Geographic Distribution of Mortgaged Properties

-----------------------------------------------------------------------------------------------------------------------------------
                         Number                         Percent                                        W.A.         W.A.
                          of         Aggregate         of Loans         W.A.       W.A.     W.A.     Original     Remaining    W.A.
                        Mortgage     Principal        by Principal     Gross      FICO    Original   Term to       Term to     Loan
State or Territory       Loans        Balance           Balance        Coupon     Score     LTV      Maturity     Maturity     Age
-----------------------------------------------------------------------------------------------------------------------------------
California                325      $ 63,658,707.62        23.71%        8.304%     629      75.92%     344           340         4
Colorado                   93        14,535,944.86         5.41         8.417      631      76.84      344           340         4
Minnesota                 112        13,983,786.57         5.21         9.227      610      76.23      339           335         4
Texas                     122        12,078,412.94         4.50         9.374      614      80.38      328           324         4
Florida                   111        11,569,058.69         4.31         9.279      605      80.95      333           329         4
Arizona                    84        11,027,407.68         4.11         9.195      621      79.66      357           353         4
Pennsylvania               82         9,094,106.87         3.39         9.112      624      80.59      356           352         4
Washington                 60         8,628,856.25         3.21         8.462      634      78.54      321           317         4
New York                   58         8,309,556.69         3.10         8.772      604      75.54      339           335         4
Michigan                   85         8,162,739.20         3.04         9.375      602      78.96      356           352         4
Maryland                   53         7,923,992.09         2.95         9.055      617      78.11      355           351         4
Ohio                       77         7,411,777.19         2.76         8.953      627      81.20      321           317         4
Illinois                   63         6,962,418.01         2.59         9.340      604      80.87      343           339         4
Massachussetts             33         5,610,454.92         2.09         9.134      598      74.69      360           356         4
Indiana                    63         5,471,709.82         2.04         9.748      594      81.52      329           325         4
New Jersey                 31         5,399,909.76         2.01         9.099      594      76.13      331           327         4
Virginia                   35         5,035,278.42         1.88         9.421      609      81.54      334           330         4
Missouri                   63         4,926,420.04         1.84         9.770      576      80.84      355           351         4
Oregon                     27         4,347,499.26         1.62         8.602      617      72.95      334           330         4
Iowa                       52         4,140,355.23         1.54         9.347      622      81.68      323           319         4
South Carolina             29         3,870,683.88         1.44         8.549      637      75.47      335           331         4
Wisconsin                  40         3,621,432.24         1.35         9.877      584      81.11      352           348         4
Louisiana                  46         3,314,019.20         1.23         9.786      583      78.23      325           321         4
North Carolina             28         3,232,146.14         1.20        10.366      596      82.15      352           348         4
Nevada                     23         3,154,793.91         1.18         8.669      636      75.69      339           335         4
-----------------------------------------------------------------------------------------------------------------------------------
            (continued)
-----------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                      Banc of America Securities
Asset-Backed Certificates, Series 2002-WF2                     [Graphic Omitted]
$267,119,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 DESCRIPTION OF THE TOTAL COLLATERAL
--------------------------------------------------------------------------------

                 Geographic Distribution of Mortgaged Properties

-----------------------------------------------------------------------------------------------------------------------------------
                         Number                         Percent                                        W.A.         W.A.
                          of         Aggregate         of Loans         W.A.       W.A.     W.A.     Original     Remaining    W.A.
                        Mortgage     Principal        by Principal     Gross      FICO    Original   Term to       Term to     Loan
State or Territory       Loans        Balance           Balance        Coupon     Score     LTV      Maturity     Maturity     Age
-----------------------------------------------------------------------------------------------------------------------------------
     (continued)
Georgia                    24         3,112,540.87         1.16%        9.214%     629      81.05%     335           332         3
Tennessee                  35         3,059,169.09         1.14         9.614      591      80.21      348           344         4
Idaho                      31         2,906,805.10         1.08         9.384      599      80.48      357           353         4
Nebraska                   26         2,646,615.71         0.99         9.802      613      79.70      351           347         4
Montana                    25         2,564,034.50         0.96         8.954      630      79.54      336           333         3
Connecticut                13         2,358,207.90         0.88         9.432      581      82.41      346           342         4
Utah                       14         2,249,622.52         0.84         9.108      603      84.47      360           356         4
Kentucky                   17         1,803,576.37         0.67         8.948      621      79.23      348           345         3
Oklahoma                   18         1,446,090.72         0.54        10.371      572      79.03      355           351         4
South Dakota               15         1,420,290.34         0.53         9.376      596      79.73      354           350         4
Kansas                     12         1,316,130.10         0.49         9.735      607      84.35      360           356         4
Alaska                      8         1,142,331.93         0.43         9.622      596      77.29      305           301         4
New Hampshire               7         1,119,774.96         0.42         8.899      669      78.59      360           356         4
New Mexico                  9           925,789.11         0.34         9.073      606      77.46      312           309         3
Delaware                    6           786,117.16         0.29        10.942      545      81.67      360           356         4
Mississippi                13           661,620.90         0.25        10.769      594      86.28      357           353         4
Arkansas                    5           623,868.52         0.23         9.845      592      85.44      360           356         4
Rhode Island                5           593,995.95         0.22         9.691      589      81.25      360           356         4
Wyoming                     6           482,329.21         0.18         9.192      603      78.41      360           356         4
Maine                       5           456,082.79         0.17         9.840      549      75.29      360           356         4
West Virginia               8           454,868.35         0.17        10.009      562      80.15      349           346         3
Alabama                     4           451,220.79         0.17         9.213      623      77.89      276           271         5
North Dakota                4           196,940.39         0.07         9.107      615      79.50      360           356         4
Hawaii                      2           162,913.99         0.06        11.531      624      74.66      360           356         4
Vermont                     1            49,799.97         0.02         9.500      607      95.00      360           357         3
-----------------------------------------------------------------------------------------------------------------------------------
              TOTAL     2,108      $268,462,204.72       100.00%
-----------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                      Banc of America Securities
Asset-Backed Certificates, Series 2002-WF2                     [Graphic Omitted]
$267,119,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------

                                Gross Margins (1)

-----------------------------------------------------------------------------------------------------------------------------------
                         Number                         Percent                                        W.A.         W.A.
                          of         Aggregate         of Loans         W.A.       W.A.     W.A.     Original     Remaining    W.A.
     Range of           Mortgage     Principal        by Principal     Gross      FICO    Original   Term to       Term to     Loan
   Gross Margins         Loans        Balance           Balance        Coupon     Score     LTV      Maturity     Maturity     Age
-----------------------------------------------------------------------------------------------------------------------------------
2.501%  -   3.000%          1      $     83,075.59         0.04%        7.125%     579      64.16%     360           355         5
3.501%  -   4.000%          1           133,139.46         0.06         6.875      712      63.81      360           356         4
4.001%  -   4.500%         33         4,825,697.04         2.34         7.671      681      75.38      360           356         4
4.501%  -   5.000%        175        25,834,245.81        12.53         7.695      664      73.73      360           356         4
5.001%  -   5.500%        199        27,798,968.72        13.49         8.218      640      75.38      360           356         4
5.501%  -   6.000%        271        39,086,884.80        18.96         8.690      616      80.31      360           356         4
6.001%  -   6.500%        217        28,353,455.73        13.76         9.140      596      83.24      360           356         4
6.501%  -   7.000%        177        23,174,210.54        11.24         9.576      579      83.47      360           356         4
7.001%  -   7.500%        208        23,663,174.59        11.48        10.226      581      89.47      360           356         4
7.501%  -   8.000%        126        14,336,110.46         6.96        10.598      557      81.56      360           356         4
8.001%  -   8.500%         57         5,708,885.13         2.77        11.263      541      70.06      360           356         4
8.501%  -   9.000%         74         6,927,233.05         3.36        11.817      535      77.26      360           356         4
9.001%  -   9.500%         57         5,736,127.32         2.78        12.208      541      83.02      360           356         4
9.501%  -  10.000%          5           457,216.42         0.22        12.304      548      85.00      360           356         4
-----------------------------------------------------------------------------------------------------------------------------------
              TOTAL     1,601      $206,118,424.66       100.00%
-----------------------------------------------------------------------------------------------------------------------------------

(1) As of the Statistical Cut-Off Date, the weighted average Gross Margin of the adjustable rate mortgage loans is approximately 6.335%.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                      Banc of America Securities
Asset-Backed Certificates, Series 2002-WF2                     [Graphic Omitted]
$267,119,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------

                           Maximum Interest Rates (1)

-----------------------------------------------------------------------------------------------------------------------------------
                         Number                         Percent                                        W.A.         W.A.
                          of         Aggregate         of Loans         W.A.       W.A.     W.A.     Original     Remaining    W.A.
     Range of           Mortgage     Principal        by Principal     Gross      FICO    Original   Term to       Term to     Loan
Maximum Interest Rates   Loans        Balance           Balance        Coupon     Score     LTV      Maturity     Maturity     Age
-----------------------------------------------------------------------------------------------------------------------------------
12.001%  -  12.500%         3      $    871,241.17         0.42%        6.493%     730      79.05%     360           357         3
12.501%  -  13.000%        20         3,601,193.98         1.75         6.832      684      73.74      360           356         4
13.001%  -  13.500%        67        12,141,531.40         5.89         7.315      672      75.00      360           356         4
13.501%  -  14.000%       159        25,952,763.76        12.59         7.799      645      76.75      360           356         4
14.001%  -  14.500%       198        27,320,368.27        13.25         8.328      634      77.43      360           356         4
14.501%  -  15.000%       249        35,458,815.91        17.20         8.819      607      80.29      360           356         4
15.001%  -  15.500%       192        24,700,230.95        11.98         9.320      592      81.60      360           356         4
15.501%  -  16.000%       203        26,651,651.87        12.93         9.798      586      85.26      360           356         4
16.001%  -  16.500%       145        14,603,214.97         7.08        10.309      579      85.02      360           356         4
16.501%  -  17.000%       125        13,009,478.35         6.31        10.792      562      82.94      360           356         4
17.001%  -  17.500%        82         7,752,341.93         3.76        11.309      554      80.37      360           356         4
17.501%  -  18.000%        74         6,843,559.95         3.32        11.763      535      78.99      360           356         4
18.001%  -  18.500%        51         4,992,939.79         2.42        12.294      541      78.80      360           356         4
18.501%  -  19.000%        24         1,619,147.14         0.79        12.768      526      81.45      360           356         4
19.001%  -  19.500%         8           527,753.57         0.26        13.312      549      85.00      360           355         5
19.501%  -  20.000%         1            72,191.65         0.04        13.625      586      85.00      360           356         4
-----------------------------------------------------------------------------------------------------------------------------------
               TOTAL    1,601      $206,118,424.66       100.00%
-----------------------------------------------------------------------------------------------------------------------------------

(1) As of the Statistical Cut-Off Date, the weighted average Maximum Interest Rate of the adjustable rate mortgage loans is approximately 15.229%.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                      Banc of America Securities
Asset-Backed Certificates, Series 2002-WF2                     [Graphic Omitted]
$267,119,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------

                           Minimum Interest Rates (1)

-----------------------------------------------------------------------------------------------------------------------------------
                         Number                         Percent                                        W.A.         W.A.
                          of         Aggregate         of Loans         W.A.       W.A.     W.A.     Original     Remaining    W.A.
     Range of           Mortgage     Principal        by Principal     Gross      FICO    Original   Term to       Term to     Loan
Minimum Interest Rates   Loans        Balance           Balance        Coupon     Score     LTV      Maturity     Maturity     Age
-----------------------------------------------------------------------------------------------------------------------------------
 6.001%  -   6.500%         3      $    871,241.17         0.42%        6.493%     730      79.05%     360           357         3
 6.501%  -   7.000%        20         3,601,193.98         1.75         6.832      684      73.74      360           356         4
 7.001%  -   7.500%        67        12,141,531.40         5.89         7.315      672      75.00      360           356         4
 7.501%  -   8.000%       159        25,952,763.76        12.59         7.799      645      76.75      360           356         4
 8.001%  -   8.500%       198        27,320,368.27        13.25         8.328      634      77.43      360           356         4
 8.501%  -   9.000%       249        35,458,815.91        17.20         8.819      607      80.29      360           356         4
 9.001%  -   9.500%       192        24,700,230.95        11.98         9.320      592      81.60      360           356         4
 9.501%  -  10.000%       203        26,651,651.87        12.93         9.798      586      85.26      360           356         4
10.001%  -  10.500%       145        14,603,214.97         7.08        10.309      579      85.02      360           356         4
10.501%  -  11.000%       125        13,009,478.35         6.31        10.792      562      82.94      360           356         4
11.001%  -  11.500%        82         7,752,341.93         3.76        11.309      554      80.37      360           356         4
11.501%  -  12.000%        74         6,843,559.95         3.32        11.763      535      78.99      360           356         4
12.001%  -  12.500%        51         4,992,939.79         2.42        12.294      541      78.80      360           356         4
12.501%  -  13.000%        24         1,619,147.14         0.79        12.768      526      81.45      360           356         4
13.001%  -  13.500%         8           527,753.57         0.26        13.312      549      85.00      360           355         5
13.501%  -  14.000%         1            72,191.65         0.04        13.625      586      85.00      360           356         4
-----------------------------------------------------------------------------------------------------------------------------------
               TOTAL    1,601      $206,118,424.66       100.00%
-----------------------------------------------------------------------------------------------------------------------------------

(1) As of the Statistical Cut-Off Date, the weighted average Minimum Interest Rate of the adjustable rate mortgage loans is approximately 9.229%.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                      Banc of America Securities
Asset-Backed Certificates, Series 2002-WF2                     [Graphic Omitted]
$267,119,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------

                      Statistical Cut-Off Term to Roll (1)

-----------------------------------------------------------------------------------------------------------------------------------
                         Number                         Percent                                        W.A.         W.A.
Range of Statistical      of         Aggregate         of Loans         W.A.       W.A.     W.A.     Original     Remaining    W.A.
  Cut-Off Term to       Mortgage     Principal        by Principal     Gross      FICO    Original   Term to       Term to     Loan
   Roll (months)         Loans        Balance           Balance        Coupon     Score     LTV      Maturity     Maturity     Age
-----------------------------------------------------------------------------------------------------------------------------------
5                           1      $    215,110.77         0.10%        8.750%     664      90.00%     360           353         7
8                           2           187,474.65         0.09        10.166      565      93.03      360           356         4
15                          5         1,064,744.06         0.52         9.472      579      85.29      360           351         9
16                          3           187,391.06         0.09        10.773      533      71.98      360           352         8
17                          5           937,922.55         0.46         8.911      621      81.57      360           353         7
18                         22         2,496,541.05         1.21        10.080      580      81.66      360           354         6
19                         87        13,203,071.96         6.41         9.429      601      79.65      360           355         5
20                        793        99,150,003.33        48.10         9.257      604      80.35      360           356         4
21                        430        57,559,258.83        27.93         9.244      604      80.80      360           357         3
27                          1            28,644.61         0.01        11.750      523      80.00      360           351         9
30                          2           204,315.68         0.10         9.382      568      84.34      360           354         6
31                         20         2,102,761.47         1.02         8.609      609      77.01      360           355         5
32                        159        20,667,021.98        10.03         8.997      614      79.02      360           356         4
33                         71         8,114,162.66         3.94         8.891      609      79.25      360           357         3
-----------------------------------------------------------------------------------------------------------------------------------
          TOTAL         1,601      $206,118,424.66       100.00%
-----------------------------------------------------------------------------------------------------------------------------------

(1) As of the Statistical Cut-Off Date, the weighted average Statistical Cut-Off Term to Roll of the adjustable rate mortgage loans is approximately 22 months.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.